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                                                                   EXHIBIT 10.28



                      TENTH AMENDMENT TO CREDIT AGREEMENT


       THIS TENTH AMENDMENT TO CREDIT AGREEMENT is made and entered into effective as of this 18th day of March, 1997 (this "Amendment") among THE GNI GROUP, INC., a Delaware corporation ("GNI"), DISPOSAL SYSTEMS, INC., a Delaware corporation ("DSI"), RESOURCE TRANSPORTATION SERVICES, INC., a Delaware corporation ("RTS"), GNI CHEMICALS CORPORATION, a Delaware corporation ("GNIC") and DISPOSAL SYSTEMS OF CORPUS CHRISTI, INC., a Delaware corporation ("Corpus") (GNI, RTS, GNIC, DSI and Corpus being, collectively, the "Loan Parties"), the address for each for purposes hereof being 2525 Battleground Road, P.O. Box 220, Deer Park, Texas 77536-0220 and NATIONSBANK OF TEXAS, N.A., a national banking association (the "Lender"), formerly known as NCNB TEXAS NATIONAL BANK, the address for purposes hereof being 700 Louisiana, P.O. Box 2518, Houston, Texas 77252-2518.

                              W I T N E S S E T H


       WHEREAS, GNI, DSI, RTS, GNIC and the Lender entered into that certain Credit Agreement dated as of June 30, 1993 as amended by Amendment No. 1 dated as of March 15, 1994, Second Amendment to Credit Agreement dated as of August 31, 1994, and Third Amendment to Credit Agreement dated as of December 31, 1994, and the Loan Parties and the Lender entered into that certain Fourth Amendment to Credit Agreement dated as of March 3, 1995, that certain Fifth Amendment to Credit Agreement dated as of March 31, 1995, that certain Sixth Amendment to Credit Agreement dated as of November 3, 1995, that certain Seventh Amendment to Credit Agreement dated as of September 23, 1996, that certain Eighth Amendment to Credit Agreement dated as of December 31, 1996 and that certain Ninth Amendment to Credit Agreement dated as of December 31, 1996 (collectively, the "Credit Agreement"), pursuant to which the Lender agreed to make certain loans and issue letters of credit to the Loan Parties; and

       WHEREAS, the Loan Parties have decided to amend the Credit Agreement;
and

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the Loan Parties and the Lender now agree to amend the Credit Agreement as follows:

       1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.





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       2.     The definitions of "Agreement",  "Facility B Commitment" and
"Note B" in Section 1.02 of the Credit Agreement is hereby amended in their entirety to hereafter read as follows:

              "Agreement" shall mean this Credit Agreement and all exhibits and schedules hereto, as amended by Amendment No. 1 dated as of March 15, 1994, the Second Amendment to Credit Agreement dated as of August 31, 1994, the Third Amendment to Credit Agreement dated December 31, 1994, the Fourth Amendment dated as of March 3, 1995, the Fifth Amendment dated as of March 31, 1995, the Sixth Amendment dated as of November 3, 1995, the Seventh Amendment dated as of September 23, 1996, the Eighth Amendment dated as of December 31, 1996 and the Ninth Amendment dated as of December 31, 1996, and the Tenth Amendment dated as of March 18, 1997, as the same may from time to time be amended or supplemented.

              "Facility B Commitment" shall mean the aggregate amount of $15,000,000, less reductions pursuant to Section 5.03.

              "Note B" shall mean that certain promissory note dated March 18, 1997 in the face amount of $15,000,000, executed by GNI, payable to the order of the Lender and in substantially the form attached as Exhibit A to the Tenth Amendment, together with deferrals, renewals, extensions or rearrangements thereof, which is a renewal and rearrangement but not novation of the existing Note B.

       3. Section 1.02 of the Credit Agreement is further amended by adding the following definition where appropriate:

              "Tenth Amendment" shall mean the Tenth Amendment to Credit Agreement dated as of March 18, 1997 among the Loan Parties and the Lender.

       4. The Lender and the Loan Parties agree that Facility B will no longer be governed by or subject to the Borrowing Base. For purposes of
Article IV of the Credit Agreement, the Borrowing Base shall equal the Facility B Commitment and there will no longer be a monthly redetermination of the Borrowing Base under Section 4.04. GNI will, however, continue to provide the information required by Section 4.04.

       5      Section 8.27  of the Credit Agreement is hereby amended by changing the last sentence thereof to read as follows:

       "Upon the acquisition or formation of a Subsidiary with material assets, GNI shall cause such Subsidiary to become a Loan Party and a guarantor of the Obligations."





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       6.     Section 8.28 of the Credit Agreement is hereby deleted in its entirety, and the following is substituted therefor:

              "Section 8.28 Cash Flow Leverage Ratio. Beginning as of March 31, 1997, maintain, as of the close of each calendar quarter for the twelve-month period ending on such date, a ratio of Total Senior Funded Debt to EBITDA no greater than 2.0 to 1.0. For the purposes of this
       Section 8.28, prior to June 30, 1997, the calculation of EBITDA shall be annualized as follows: for the six-month period ending December 31, 1996, such amounts shall be multiplied times two, and for nine-month period ending March 31, 1997, such amounts shall be multiplied by 1 1/3."

       7. Section 9.11 of the Credit Agreement is hereby amended by changing $3,000,000 in clause (f) to $4,000,000 and adding the following clause
(k):

       "(k) purchase of assets by GNIC in an amount up to $4,500,000 from Gabriel Chemical Company or its affiliates."

       8. This Amendment shall become binding on the Lender when, and only when, the Lender shall have received each of the following in form and substance satisfactory to the Lender or its counsel:

              (a) counterparts of this Amendment executed by the Loan Parties and the Lender and Note B duly issued by GNI to the Lender;

              (b) copies of corporate resolutions approving this Amendment and authorizing the transactions contemplated herein, duly adopted by the board of directors of each Loan Party, accompanied by certificates of the secretary or an assistant secretary of the relevant Loan Party to the effect that such copies are true and correct copies of resolutions duly adopted at a meeting or by unanimous consent of the board of directors of the relevant Loan Party, and that such resolutions constitute all the resolutions adopted with respect to such transactions have not been amended, modified or revoked in any respect, and are in full force and effect; and

              (c) such other agreements, documents, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.





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       9.     The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms. Each Loan Party hereby confirms and ratifies its liability under its respective Security Instrument in all respects to which it is a party. Each Security Instrument shall remain enforceable against each Loan Party which is a party thereto in accordance with its terms and shall secure all of the Obligations.

       10. The Loan Parties hereby reaffirm that as of the date of this Amendment, the representations and warranties contained in the Loan Documents are true and correct on the date hereof as though made on and as of the date of this Amendment.

       11. The Loan Parties represent and warrant that (a) the execution, delivery and performance of this Amendment are within the corporate power and authority of the Loan Parties and have been duly authorized by appropriate proceedings, (b) the Liens under the Security Instruments are valid and subsisting and secure the Loan Parties' obligations under the Loan Documents as amended hereby, and (c) this Amendment constitutes a legal, valid, and binding obligation of the Loan Parties enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

       12. This Amendment shall be construed in accordance with and governed by the laws of the United States of America and the State of Texas.

       13. THE CREDIT AGREEMENT, THIS AMENDMENT, THE NOTES, THE GUARANTY AGREEMENTS, THE LETTER OF CREDIT AGREEMENTS, THE SECURITY INSTRUMENTS AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE CREDIT AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTES REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS AMONG THE PARTIES.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LOAN PARTIES:               THE GNI GROUP, INC.
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                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Chief Financial Officer





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                            DISPOSAL SYSTEMS, INC.



                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


                            RESOURCE TRANSPORTATION SERVICES,   INC.



                            By:___________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


                            GNI CHEMICALS CORPORATION



                            By:__________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


                            DISPOSAL SYSTEMS OF CORPUS CHRISTI, INC.



                            By:__________________________________
                            Name:   Titus H. Harris, III
                            Title:  Vice President


LENDER:                     NATIONSBANK OF TEXAS, N.A.
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                            By:___________________________________
                            Name:
                            Title:





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